EXHIBIT 1A-12

LEGAL OPINION OF KENDALL ALMERICO

62

DIMURO GINSBERG PC
ATTORNEYS AT LAW

BERNARD J. DIMURO
NINA J. GINSBERG
MICHAEL S. LIEBERMAN
JONATHAN R. MOOK
C. THOMAS HICKS III
STEPHEN L. NEAL, JR.
ANDREA L. MOSELEY
STACEY ROSE HARRIS
KENDALL A. ALMERICO*
M. JARRAD WRIGHT
SARA M. SAKAGAMI
RACHAEL E. LUZIETTI

HARVEY B. COHEN
SENIOR COUNSEL

CECIL E. KEY †
OF COUNSEL
JAY P. KESAN †
OF COUNSEL
TERESA M. SUMMERS †
OF COUNSEL

† MEMBER OF KEY IP LAW GROUP
* LICENSED ONLY IN FL

February 27, 2016

James Watt
Chief Executive Officer
BrewDog USA Inc.
65 East State Street, Suite 1800
Columbus, OH 43215

Re: BrewDog USA, Inc.

Dear Mr. Watt:

In connection with the Regulation A offering of Common Stock for BrewDog USA Inc. dated March 1, 2016, please accept this letter as my opinion as to the legality of the securities covered by the Offering Statement.

It is my opinion that the shares of Common Stock offered will, when sold, be legally issued, fully paid and non-assessable.

Very Truly Yours,

Kendall Almerico

Kendall A. Almerico

1101 KING STREET, SUITE 610
ALEXANDRIA, VIRGINIA 22314
TEL: 703.684.4333 FAX: 703.548.3181

1750 TYSONS BLVD., SUITE 1500
TYSONS CORNER, VIRGINIA 22102
TEL: 703.289.5118 FAX: 703.388.0648

SIGNATURES

Pursuant to the requirements of Regulation A, the issuer certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form 1-A and has duly caused this offering statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Columbus, State of Ohio, on March 1, 2016.

BrewDog USA, Inc.

By: /s/ James Watt
Chief Executive Officer

This offering statement has been signed by the following persons in the capacities and on the dates indicated.

By: /s/ James Watt
James Watt
Chief Executive Officer and Director
February 26, 2016

By: /s/ Neil Simpson
Neil Simpson
Chief Financial Officer and Director
February 26, 2016

By: /s/ Alan Martin Dickie
Alan Martin Dickie
Chief Operations Officer and Director
February 26, 2016

63

ACKNOWLEDGEMENT ADOPTING TYPED SIGNATURES

The undersigned hereby authenticate, acknowledge and otherwise adopt the typed signatures above and as otherwise appear in this filing and Offering.

By: ______________________________
James Watt
Chief Executive Officer and Director
March 1, 2016

By: ______________________________
Neil Simpson
Chief Financial Officer and Director
March 1, 2016

By: ______________________________
Alan Martin Dickie
Chief Operations Officer and Director
March 1, 2016